                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 15, 2003

                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
   (Originator of FNANB Credit Card Master Trust and FNANB Credit Card Master
                                  Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


 United States                     333-88564                     58-1897792
---------------                 ----------------            --------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                          30144
------------------------------------------------                    ------------
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5       Other Events.

             The registrant is amending and refiling its Form 8-K dated January 15, 2003.

             The registrant distributed the Noteholders Statement for the month of December 2002 to the Series 2002-A
             Noteholders on January 15, 2003.


Item 7(c).   Exhibits.

             The following is filed as an exhibit to this report under Exhibit 99:

99.1         Series 2002-A Noteholders Statement for the month of December 2002.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                               FIRST NORTH AMERICAN
                                               NATIONAL BANK, as
                                               Servicer


                                               By: /s/ Philip J. Dunn
                                                   -----------------------------
                                                   Philip J. Dunn
                                                   Vice President

Date:  May 16, 2003

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                   FORM 8-K/A


                             FNANB CARD MASTER TRUST

                                INDEX TO EXHIBITS

Exhibit
Number                                  Exhibit
------                                  -------
99.1     Series 2002-A Noteholders Statement for the month of December 2002.